SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 31, 2001
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VISION TWENTY-ONE, INC. - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(Exact Name of Registrant as Specified in Its Charter)

FLORIDA - - - - - - - - - - - - - - -	0-22977 - - - - - - - - - - - - - - -	59-3384581 - - - - - - - - - - - - - - -
(State or Other Jurisdiction of Incorporation)
(Commission File Number)

(IRS Employer Identification Number)

120 West Fayette Street-Suite 700 Baltimore, Maryland
21201
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(Address of Principal Executive Offices)	(Zip Code)

(410) 752-0121 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

(Registrant's Telephone Number, Including Area Code)

ITEM 5. OTHER MATTERS.

Effective December 31, 2001, Vision Twenty-One, Inc. (the "Company") terminated the employment of Mark Gordon, O.D., its Chief Executive Officer, who was also serving as the President of Block Vision, Inc., MEC Health Care, Inc. and several of the Company's other subsidiaries. Dr. Gordon continues to serve on the Company's Board of Directors and assumed the position of Chairman of the Board on December 31, 2001. Dr. Gordon is entitled to receive severance compensation in accordance with the terms of his employment agreement, as modified by the terms of his departure agreement. The Company and Dr. Gordon are currently discussing further modification to the terms of such severance compensation. Based upon such discussions, the Company did not make the lump sum severance payment in the amount equal to Dr. Gordon's annual base salary in effect prior to the termination of his employment but did commence payment of the installment termination payments, in accordance with the Company's normal payroll schedule, in an amount equal to the biweekly salary paid to Dr. Gordon prior to the termination of his employment.

Andrew Alcorn, who has served as a director of the Company since September 2000 and served as President of the Company and Block Vision, Inc. through August 31, 2001, was engaged by the Company to serve as President of the Company and President of those subsidiaries for which Dr. Gordon previously served as President. Mr. Alcorn is currently being compensated by the Company on a monthly basis, in an amount equal to the monthly salary paid to him prior to the termination of his employment on August 31, 2001.

Copies of Dr. Gordon's departure letter and Mr. Alcorn's engagement letter and the amendment thereto, are filed with this Report as Exhibits 10.127, 10.128 and 10.129, respectively, and the summary set forth herein is qualified in its entirety by reference to the terms and conditions of each of such documents.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

The Exhibits to this Report are listed in the Exhibit Index set forth elsewhere herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISION TWENTY-ONE, INC.

By: /s/ Andrew Alcorn - - - - - - - - - - - - - - - Andrew Alcorn Its: President

Dated: January 25, 2002

INDEX TO EXHIBITS

EXHIBIT NUMBER -----------	EXHIBIT ------------
10.118*	Amended and Restated Employment Agreement dated May 30, 2001 by and between Mark Gordon, O.D., MEC Health Care, Inc., Block Vision, Inc. and Vision Twenty-One, Inc. (34)
10.120*	Amended and Restated Employment Agreement dated May 30, 2001 by and between Andrew Alcorn, MEC Health Care, Inc., Block Vision, Inc. and Vision Twenty-One, Inc. (34)
10.125*	Letter Agreement dated August 28, 2001 among Andrew Alcorn, Vision Twenty-One, Inc., MEC Health Care, Inc. and Block Vision, Inc. (36)
10.127	Letter Agreement dated December 5, 2001 among Mark Gordon, O.D., Vision Twenty-One, Inc., MEC Health Care, Inc. and Block Vision, Inc.
10.128	Engagement Letter dated December 5, 2001 between Andrew Alcorn and Vision Twenty-One, Inc.
10.129	Amendment to Engagement Letter between Andrew Alcorn and Vision Twenty-One, Inc. effective as of January 1, 2002.
*	Previously filed as an Exhibit in the Company filing identified in the footnote following the Exhibit description and incorporated herein by reference.
(34)	Form 10-Q filed August 14, 2001.
(36)	Form 10-Q filed November 14, 2001